REFERENCE 10.11

                NOTES RECEIVABLE CARLOS SCHMIDT M.D., DIRECTOR


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                          UNSECURED PROMISSORY NOTE
$5,000
   August 31, 1998

FOR THE VALUE REDEIVED, the undersigned Dr. Carlos Schmidt promises to pay to NOVA PHARMACEUTICAL, INC., or order ("Holder") at Lake Elsinore, California or at such other place as may be designated by the Holder of this Note, the principal sum of Five Thousand Dollars and no cents ($5,000) together with interest thereon from August 31, 1998 ("Interest Commencement Date") at the rate of 6 percent (6%). Interest and Principal are due and payable on March 5, 2000. Interest and/or Principal payments may be made by the undersigned at any time. Payments will apply first to any outstanding interest and the balance then applied to principal.

Should default be made in he payment of the principal and interest a suit shall be commenced to collect this note or any portion thereof, such sums as the Court may deem reasonable shall be added hereto such as attorney fees or collection fees.

Dated:   8-31-98
/s/ Carlos Schmidt
DR. Carlos Schmidt

                          UNSECURED PROMISSORY NOTE

$10,000
   March 5, 1998

FOR THE VALUE REDEIVED, the undersigned Dr. Carlos Schmidt promises to pay to NOVA PHARMACEUTICAL, INC., or order ("Holder") at Lake Elsinore, California or at such other place as may be designated by the Holder of this Note, the principal sum of Ten Thousand Dollars and no cents ($10,000) together with interest thereon from March 5, 1998 ("Interest Commencement Date") at the rate of 6 percent (6%). Interest and Principal are due and payable on March 5, 2000. Interest and/or Principal payments may be made by the undersigned at any time. Payments will apply first to any outstanding interest and the balance then applied to principal.

Should default be made in he payment of the principal and interest a suit shall be commenced to collect this note or any portion thereof, such sums as the Court may deem reasonable shall be added hereto such as attorney fees or collection fees.

Dated:   3-6-98
/s/ Carlos Schmidt
DR. Carlos Schmidt



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